Exhibit 10.2(e)

AMENDMENT NO. 5

TO

THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

THIS AMENDMENT NO. 5 TO THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT (“Amendment”) is effective as of June 13, 2002 and is entered into by and among Nextel Partners, Inc., a Delaware corporation (the “Company”), and the shareholders listed on the signature pages hereto (collectively, the “Signatories”).

WHEREAS, the parties hereto are parties to that certain Shareholders’ Agreement, dated as of January 29, 1999, as amended and restated on February 18, 2000, by and among the Company and the other parties specified therein, as further amended by Amendment No. 1 thereto effective as of February 22, 2000, by and among the Company and the other parties specified in such Amendment No. 1, as further amended by Amendment No. 2 thereto effective as of March 20, 2001, by and among the Company and the other parties specified in such Amendment No. 2, as further amended by Amendment No. 3 thereto effective as of April 18, 2001, by and among the Company and the other parties specified in such Amendment No. 3, and as further amended by Amendment No. 4 thereto effective as of July 25, 2001, by and among the Company and the other parties specified in such Amendment No. 4 (collectively, the “Shareholders’ Agreement”);

WHEREAS, the parties have determined to amend the Shareholders’ Agreement in accordance with Section 8.04 thereof, as provided herein;

NOW, THEREFORE, each of the parties hereto agrees to amend the Shareholders’ Agreement as follows:

1.                                       Amendments to Section 2.01.  Existing Section 2.01(a) of the Shareholders’ Agreement is hereby deleted and replaced in its entirety with the following new Section 2.01(a):

“SECTION 2.01                                          Composition of the Board. (a) The Board shall consist of seven members, of whom two shall be designated in accordance with the Company’s Restated Certificate of Incorporation (the “Certificate”) and Bylaws, one of whom shall be nominated by DLIMB (such director, a “DLIMB Nominee”), but who will otherwise be elected in accordance with the Certificate and Bylaws, one of whom shall be designated by NWIP (such director, a “NWIP Designee”), one of whom shall be designated by Eagle River (such director, an “Eagle River Designee”), one of whom shall be designated by MDP (such director, an “MDP Designee”), and one of whom shall be the chief executive officer of the Company.”

In addition, the reference in Section 2.01(c) of the Shareholders’ Agreement to “six” members of the Board of Directors is hereby amended to “seven.”

2.                                       Amendment to Section 3.04(a). Section 3.04(a) of the Shareholders’ Agreement is hereby amended such that the reference to “30%” contained in Section 3.04(a)(i) is changed to “38%.”

3.                                       New Section 3.11.  There is hereby inserted into the Shareholders’ Agreement a new Section 3.11, immediately after existing Section 3.10 and immediately prior to new Section 3.12 which shall read as follows:

“SECTION 3.11                                          Special Eagle River Transfer Right.  The parties to the Shareholders’ Agreement consent to, acknowledge and agree that Eagle River may transfer 7,378,549 of Eagle River’s Shares to Cascade Investment, LLC., a Washington limited liability company (“Cascade”). It is understood and agreed that (i) such transfer of the Shares need not be made in compliance with any of the restrictions on transfer and related processes imposed pursuant to any other provisions of this Agreement except that such transfer of Shares shall count towards the 38% limit imposed on Eagle River as set forth in Section 3.04(a)(i) as modified by this Amendment No. 5, (ii) such transfer of the Shares shall only be made in compliance with, and to the extent permitted by, applicable laws, rules, regulations or statutes, and that the parties involved in such transfer shall be solely responsible for assuring such compliance; (iii) the transferred Shares, immediately following the transfer to Cascade, shall no longer be subject to any of the provisions of the Shareholders’ Agreement, except as provided in clause (iv); and (iv) in the event that any of the Shares transferred to Cascade are subsequently transferred to Eagle River, any other member of the McCaw Group or any of their respective Permitted Transferees, such Shares thereupon shall immediately again become subject to the provisions of this Agreement, and this Section 3.11 shall not operate to exempt such Shares from the restrictions on transfer and related processes imposed pursuant to other paragraphs of Article 3.”

4.                                       New Section 3.12.  There is hereby inserted into the Shareholders’ Agreement a new Section 3.12, immediately after new Section 3.11 and immediately prior to new Section 3.13, which shall read as follows:

“SECTION 3.12. Special Eagle River Restrictions. Eagle River agrees that on or before December 31, 2002, it shall not sell any Shares of the Company’s capital stock held by Eagle River (i) in a transaction or series of transactions directly with a “market maker,” as that term is defined in Section 3(a) (38) of the Securities Exchange Act of 1934, or (ii) in any Public Offering (as defined in the Shareholders’ Agreement); provided, that, the foregoing shall not restrict Eagle River’s ability to transfer or sell shares to its Permitted Transferees (as defined in the Shareholders’ Agreement).”

5.                                       New Section 3.13. There is hereby inserted into the Shareholders’ Agreement a new Section 3.13, immediately after new Section 3.12 and immediately prior to existing Article 4, which shall read as follows:

“SECTION 3.13. In Kind Distributions. The parties to the Shareholders’ Agreement consent to, acknowledge and agree that each of DLIMB and MDP may make distributions in kind of their respective Company Common Stock (the “Distributed Shares”) to their respective limited partners (the “In-Kind Distributions”). It is understood and agreed that (i) the In-Kind Distributions need not be made in compliance with any of the restrictions on transfer and related processes imposed pursuant to any other provisions of this Agreement, (ii) the In–Kind Distributions shall only be made in compliance with, and to the extent permitted by, applicable laws, rules, regulations or statutes, and the parties involved in such transfer shall be solely responsible for assuring such compliance, (iii) the Distributed Shares, immediately following the In-Kind Distribution shall no longer be subject to any of the provisions of the Shareholders’ Agreement, (iv) DLIMB and MDP shall be allowed to make the In-Kind Distributions not more often than once each calendar quarter, and (v) DLIMB and MDP shall be  allowed to distribute no more than three million Shares each per calendar year and no more than one million shares each per calendar quarter.”

6.                                       Removal of Janet Thompson from Shareholders’ Agreement. The parties to the Shareholders’ Agreement hereby agree that from and after the date of this Amendment (i) Janet Thompson shall no longer be a party to the Shareholders’ Agreement and shall not be subject to any of the obligations or accorded any of the rights and benefits thereunder; (ii) all Shares now held by Janet Thompson or that may be hereafter transferred to her by John Thompson shall no longer be subject to the provisions of the Shareholders’ Agreement, and (iii) the restrictive legend set forth in Section 3.02 of the Shareholders’ Agreement may be removed from the Shares held by or hereafter transferred to Janet Thompson by John Thompson.

7.                                       Amendment to Section 6.03. Existing Section 6.03 of the Shareholders’ Agreement is hereby deleted and replaced in its entirety with the following new Section 6.03:

SECTION 6.03                    Holdback Agreements.                   With respect to each and every Underwritten Public Offering: (a) each Shareholder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any Registrable Securities (in each case, other than as part of such Underwritten Public Offering) during the 10 business days preceding the date scheduled for the beginning of the “road show” to be conducted by the Company executives in connection with such offering (as determined by the managing underwriter in good faith) or, if a shorter time period upon the date of receipt of notice of the date scheduled for such Underwritten Public Offering, and ending not later than the earlier to occur of (i) 90 days following the effective date of the registration statement filed in connection with the Underwritten Public Offering, (ii) the date that the Company and the managing underwriter determine not to complete the Underwritten Public Offering within 10 days following the completion of the road show, or (iii) 60 days after the start of the holdback period if the offering has not commenced by that date; provided, however, that the holdback period for such Underwritten Public Offering shall not exceed 120 days in aggregate.  A holdback period for a subsequent Underwritten Public Offering shall not begin sooner than 120 days after the end of a prior holdback period; provided that this 120-day interval period shall not apply where the Company and the managing underwriter have determined not to proceed with the Underwritten Public Offering following the road show, provided further, if the Company provides notice of a new holdback period within the 120-day period following termination of the prior holdback period (as a result of a determination not to proceed with the Underwritten Public Offering) then in such case the maximum number of days for which the new holdback period may apply shall be 120 days less the number of days during which the prior holdback period was effective.

(b) Each Shareholder agrees that, so long as the DLI Entities or the MDP Entities, as the case may be, have the right to request one or more Demand Registrations under Section 6.01, such Shareholder will not effect any public sale or distribution, including any sale pursuant to Rule 144, or any successor provision, under the Securities Act, of any Registrable Securities, during the 10 business days preceding the date scheduled for the beginning of the “road show” to be conducted by the Company executives in connection with such offering (as determined by the managing underwriter in good faith) or, if a shorter time period, upon the date of receipt of notice of the date scheduled for such Underwritten Public Offering, and ending not later than the earlier to occur of (i) 90 days following the effective date of the registration statement filed in connection with the Underwritten Public Offering, (ii) the date that the Company and the managing underwriter determine not to complete the Underwritten Public Offering within 10 days following the completion of the road show, or (iii) 60 days after the start of the holdback period if the offering has not commenced by that date; provided, however, that the holdback period for such Underwritten Public Offering shall not exceed 120 days in aggregate. A holdback period for a subsequent Underwritten Public Offering shall not begin sooner than 120 days after the end of a prior holdback period; provided that this 120 day interval period shall not apply where the Company and the managing underwriter have determined not to proceed with the Underwritten Public Offering following the road show; provided further, if the Company provides notice of a new holdback period within the 120-day period following termination of the prior holdback period (as a result of a determination not to proceed with the Underwritten Public Offering), then in such case the maximum number of days for which the new holdback period may apply shall be 120 days less the number of days during which the prior holdback period was effective.

8.                                       Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Shareholders’ Agreement.

SIGNATURE PAGES TO FOLLOW

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to the Amended and Restated Shareholders’ Agreement to be duly executed by their respective authorized officers.

NEXTEL PARTNERS, INC., a Delaware corporation

By:	/s/ JOHN CHAPPLE
Name: John Chapple
Title: President, CEO and Chairman
Date:

NEXTEL WIP CORP., a Delaware corporation

By:	/s/ TIMOTHY DONAHUE
Name: Timothy Donahue
Title: President and CEO
Date:

DLJ MERCHANT BANKING PARTNERS II, L.P., a Delaware Limited Partnership

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date:

DLJ MERCHANT BANKING PARTNERS II-A, L.P., a Delaware Limited Partnership

By:	DLJ Merchant Banking II, Inc., as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date:

DLJ OFFSHORE PARTNERS II, C.V., a Netherlands Antilles Limited Partnership

By:	DLJ Merchant Banking II, Inc., as advisory general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date:

DLJ DIVERSIFIED PARTNERS, L.P., a Delaware Limited Partnership

By:	DLJ Diversified Partners, L.P., as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date:

DLJ DIVERSIFIED PARTNERS-A, L.P., a Delaware Limited Partnership

By:	DLJ Diversified Partners, Inc., as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date:

DLJ MILLENNIUM PARTNERS-A, L.P., a Delaware Limited Partnership

By:	DLJ Merchant Banking II, Inc., as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date:

DLJ MILLENNIUM PARTNERS-A, L.P.

By:	DLJ Merchant Banking II, Inc. as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date:

DLJMB FUNDING II, INC. a Delaware corporation

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date:

DLJ FIRST ESC, L.P.

By:	DLJLBO Plans Management corporation, as Manager

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date:

DLJEAB PARTNERS, L.P.,

By:	DLJLBO Plans Management Corporation, as managing general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date:

DLJESCII, L.P.

By:	DLJLBO Plans Management Corporation, as manager

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date:

UK INVESTMENT PLAN 1997 PARTNERS, a Delaware Limited Partnership

By:	UK Investment plan 1997 Partners, Inc., as general partner

By:	/s/ ANDREW RUSH
Name: Andrew Rush
Title: Managing Director
Date:

MADISON DEARBORN CAPITAL PARTNERS II, L.P.

By:	Madison Dearborn Partners II, L.P., its General Partner

By:	Madison Dearborn Partners Inc., its General Partner

By:	/s/ ANDREW SINWELL
Name: Andrew Sinwell
Title: Managing Director
Date:

EAGLE RIVER INVESTMENTS, L.L.C., a Washington limited liability company

By:	/s/ DENNIS WEIBLING
Name: Dennis Weibling
Title: Vice Chairman
Date:

MOTOROLA, INC., a Delaware corporation

By:	/s/ KEITH J. BANE
Name: Keith J. Bane
Title: Executive Vice President
Date: June 20, 2002

/s/ JOHN CHAPPLE
JOHN CHAPPLE

/s/ PERRY SATTERLEE
PERRY SATTERLEE

/s/ MARK FANNING
MARK FANNING

/s/ JOHN THOMPSON
JOHN THOMPSON

/s/ DAVID THALER
DAVID THALER

/s/ DAVID AAS
DAVID AAS

JRC-JRT, L.L.C.

By:	/s/ JOHN D. THOMPSON
Name: John D. Thompson
Title: Manager
Date:

JRC COHO, L.L.C.

By:	/s/ JOHN H. CHAPPLE
Name: John H. Chapple
Title: Manager
Date:

PSS-MSS, LP

By:	/s/ PERRY SATTERLEE
Name: Perry Satterlee
Title: General Partner
Date: